                                                                   EXHIBIT 10.43

L100
                            1. Vendor's Office copy

Page     1                       State of Oklahoma
                            Department of Central Services           P0. T053389
BUYER - LL (405-521-3046)         Purchase Order

Date                              Agency                          Delivery
Issued: 01/13/00 Regn.#: K046809  Regn.#: 00-436680  Terms: NET   Date: 01/19/00
--------------------------------------------------------------------------------

TO: 752677182                        Ship TO:    18501
    SIMPCO INC                                   OKLAHOMA CORPORATION COMMISSION
    P 0 BOX 269                                  ROOM 342 JIM THORPE BLDG.
    NOWATA OK 74048                              2101 N LINCOLN
                                                 OKLA CITY,             OK 73105

                                     Charge &    18501
                                     Invoice To: OKLAHOMA CORPORATION COMMISSION
                                                 ROOM 342 JIM THORPE BLDG.
                                                 2101 N LINCOLN
                                                 OKLA CITY,             OK 73105


Item   Quantity   Unit   Commodity Code        Description                       Unit Price           Amount
-------------------------------------------------------------------------------------------------------------

001     1.00      SUM  0962-96-10                                               24,300,000000       24,300.00
                       Plug 28 Oil/Gal well.
                       Well Name:  SEE ATTACHMENT "A"
                       Legal Desc: NE/4
                       Section 07, Township 24 North, Range 17 East
                       Rogers County, Oklahoma
                       Order 110. 436680

                       Emergency:  Potential danger to personal property, etc.

                       Wall(5) to be plugged in accordance with the
                       Oklahoma Corporation Commission -
                       Cause S.F. # 990000069T   ITN #: 00-11025
                       Order * 436680
                                                                                                   ==========
                                                                                Total Amount       $24,300.00

        TERMS:
                       Work to be commenced within 14 day. from days of award of contract. Work to be completed within 90 days from date of award of contract.

                       Continued Next Page
-------------------------------------------------------------------------------------------------------------

Prices exclusive of Federal and State Taxes. Prices are FOB destination unless stated otherwise.

VENDORS READ AND FOLLOW CLOSELY

1       This order void one year from date of issuance.

2. The above order is issued in conformity with your quotation and constitutes a contract.

3.      If payment is received in excess of 45 day.
        after submitting proper invoice, vendor may be       /s/ STAMP SIGNATURE
        be entitled to claim interest penalty.
        For a copy of these regulations contact      signed

                  OFFICE OF STATE FINANCE                     Director/Designee
                                                              -----------------
        Room 122, State Capitol Bldg, OKC, OK. 73105                title

                            1. Vendor's Office Copy

                               State of Oklahoma
                         Department of Central Services              PO# TO53389
BUYER - LL                       Purchase Order

Date: 01/13/00                   Regn. # K046809            Agency Regn. #00-436680            Page # 2
--------------                   ---------------            -----------------------            --------

Item   Quantity   Unit     Commodity Code    Description                Unit Price                    Amount

                                    NOTE: Completed invoice and plugging report(s) to
                                    be sent to the Commission District Office for
                                    approval.
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